UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 1, 2006

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

600 Hale Street
Prides Crossing, Massachusetts	01965
(Address of Principal Executive Offices)	(Zip Code)

(617) 747-3300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                   Entry Into A Material Definitive Agreement.

Deferred Compensation Plan

Affiliated Managers Group, Inc. (the “Company”) established a Deferred Compensation Plan (the “Deferred Compensation Plan”), effective as of July 1, 2006.  The Deferred Compensation Plan provides officers and directors of the Company the opportunity to voluntarily defer base salary, bonus payments and director fees, as applicable, on a pre-tax basis, and invest such deferred amounts in one or more specified measurement funds.  While the Company has no obligation to do so, the Deferred Compensation Plan also provides the Company the opportunity to make discretionary contributions; in the event any such contributions are made, contributed amounts will be subject to vesting and forfeiture provisions.

This summary description of the Deferred Compensation Plan is qualified in its entirety by reference to the actual terms of the Deferred Compensation Plan, which is attached as Exhibit 10.1 and incorporated by reference.

2006 Stock Option and Incentive Plan

At the 2006 Annual Meeting of the Company’s stockholders, the stockholders approved the 2006 Stock Option and Incentive Plan (the “Option Plan”) in the form attached as Appendix B to the Company’s 2006 Proxy Statement, previously filed on Form DEF 14A with the Securities and Exchange Commission on April 28, 2006 (the “Proxy Statement”).  The Option Plan is also attached as Exhibit 10.2 and incorporated by reference.  Additional information regarding the Option Plan is provided in Proposal 2 (“Approval of the Company’s 2006 Stock Option and Incentive Plan”) on pages 15-19 of the Proxy Statement, which proposal is attached as Exhibit 10.3 and incorporated by reference.

ITEM 9.01                   Financial Statements And Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Affiliated Managers Group, Inc. Deferred Compensation Plan.

10.2

Affiliated Managers Group, Inc. 2006 Stock Option and Incentive Plan (previously attached as Appendix B to the Company’s definitive proxy statement filed with the Commission on April 28, 2006, Commission File No. 1-13459, and incorporated by reference herein).

10.3

Description of the 2006 Stock Option and Incentive Plan (which description is included under Proposal 2 in the Company’s definitive proxy statement filed with the Commission on April 28, 2006, Commission File No. 1-13459, and incorporated by reference herein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: July 7, 2006	By:	/s/ John Kingston, III
		Name:	John Kingston, III
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Affiliated Managers Group, Inc. Deferred Compensation Plan.

10.2

Affiliated Managers Group, Inc. 2006 Stock Option and Incentive Plan (previously attached as Appendix B to the Company’s definitive proxy statement filed with the Commission on April 28, 2006, Commission File No. 1-13459, and incorporated by reference herein).

10.3

Description of the 2006 Stock Option and Incentive Plan (which description is included under Proposal 2 in the Company’s definitive proxy statement filed with the Commission on April 28, 2006, Commission File No. 1-13459, and incorporated by reference herein).